1 Exhibit 13.2 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 In connection with the Annual Report on Form 20-F of Cellebrite DI Ltd. (the “Company”) for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dana Gerner, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: a. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and b. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: March 21, 2024 /s/ Dana Gerner Name: Dana Gerner Title: Chief Financial Officer (Principal Financial Officer)